EXHIBIT 10.16.14


                         GUARANTY AND SECURITY AGREEMENT

   Borrowers:     Tarrant  Company  Limited  ("TCL"),  Marble Limited ("ML") and
                  Trade  Link  Holdings  Limited  ("TLHL"),   each  corporations
                  organized under the laws of Hong Kong (TCL, ML and TLHL may hereinafter be referred to collectively as "BORROWERS" and individually as "BORROWER")


         WHEREAS, the undersigned, TARRANT APPAREL GROUP, a California corporation ("TAG"), FASHION RESOURCE (TCL), INC., a California corporation ("FR" and, together with TAG, collectively "PARENTS" and each individually, a "PARENT") have requested that UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (herein called "LENDER") extend credit or make certain financial accommodations to Borrowers, or renew or extend, in whole or in part, existing indebtedness or financial accommodations of Borrowers to Lender, and Lender has extended credit or extended or renewed existing indebtedness or made financial accommodations and/or may in the future extend credit or extend or renew existing indebtedness or make certain financial accommodations by reason of such request and in reliance upon this Guaranty and Security Agreement;

         NOW, THEREFORE, in consideration of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

         1. GUARANTEE. Each Parent hereby unconditionally guarantees to Lender the punctual payment when due, whether by acceleration or otherwise, and at all times thereafter, of all indebtedness and other obligations of Borrowers, or any of them, or any other person, to Lender (herein called the "GUARANTEED OBLIGATIONS") arising pursuant to that certain Loan Agreement relating to a US$5,000,000 loan, dated the date hereof, among Borrowers and Lender, as it may be modified, amended, restated, supplemented or expanded from time to time (the "LOAN Agreement"), and the other Finance Documents. References herein to Borrowers, or any of them, shall be deemed to include, without limitation, any successor corporations to such Borrower or Borrowers. Any other capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement; provided that references therein to "Borrower," "Borrowers," "Obligor" or "Obligors" shall be deemed references to Parent or Parents for purposes hereof.

         2. CONSENT OF PARENTS. Each of the Parents consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Guaranteed Obligations may be substituted, exchanged, compromised, impaired, released, or surrendered with or without consideration; the time or place of payment of any Guaranteed Obligations or of any security thereof may be changed or extended, in whole or in part; Borrowers, or any of them, may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Guaranteed Obligations or any security therefor may be modified or waived; any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; neither the termination of existence, bankruptcy nor lack of authority of Borrowers, or any of them, or any one or more of the guarantors, including any of Parents, shall affect the continuing obligation of any other guarantor, including any of the Parents, and that no claim need be asserted against the personal representative, guardian, custodian, trustee or debtor in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent guarantor; any deposit balance to the credit of Borrowers, or any of them, or any other party liable for the payment of the Guaranteed Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Guaranteed Obligations; and Lender may release, discharge, compromise or enter into any accord and satisfaction with respect to any collateral for the Guaranteed Obligations, or the liability of Borrowers, or any of them, or any of the Parents, or any liability of any other person primarily or secondarily liable on any of the Guaranteed Obligations, all without notice to or further assent by the Parents, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction.


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         3.       PAYMENT UPON DEFAULT; SECURITY FOR GUARANTEED OBLIGATIONS. The
security interest and security title granted by each Parent under this Guaranty and Security Agreement secures the payment of all of the Guaranteed Obligations. Without limiting any of the foregoing, upon demand by Lender, made at any time hereafter during which an "Event of Default" (as that term is defined and described in the Loan Agreement) has occurred and is continuing, each Parent agrees to pay to Lender upon demand the full amount which would be payable hereunder by the Parents if all such Guaranteed Obligations were then due and payable and this Guaranty and Security Agreement secures the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by the Borrowers or the Parents to the Lender but for the fact that they are unenforceable or not allowable due to the existence of an insolvency proceeding involving the Borrowers or the Parents.

         4. GUARANTY OF PAYMENT. THIS IS A GUARANTY OF PAYMENT AND NOT OF COLLECTION. The liability of the Parents on this Guaranty and Security Agreement shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against Borrowers, or any of them, or any other person or foreclosure of any security interests or liens available to Lender, its successors, endorsees or assigns. Lender may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, Borrowers, or any of them, or any other guarantor without in any way affecting or discharging the liability of the Parents hereunder. If the Guaranteed Obligations are partially paid, the Parents shall remain jointly and severally liable for any balance of such Guaranteed Obligations. This Guaranty and Security Agreement shall be revived and reinstated in the event any payment received by Lender on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors.

         5. GRANT OF SECURITY. Each Parent hereby grants, assigns and pledges to Lender a security interest in and security title to (together with a right of setoff) the following property of such Parent, including, without limitation, such Parent's right, title and interest in and to the following, whether now owned and existing or hereafter created or acquired and wherever located, and all substitutions therefor, accessions thereto and improvements thereon (collectively, the "COLLATERAL"), to secure prompt repayment of any and all of the Guaranteed Obligations and to secure prompt performance by such Parent of its covenants and duties under the Guaranty and the other Finance Documents to which it is a party:

                  (a) any and all Inventory (as defined in the Uniform Commercial Code) financed pursuant to the Facility Agreement, acquired directly or indirectly by such Parent from one or more Borrowers (the "Inventory");

                  (b) that certain deposit account maintained by TAG at Union Bank of California, N.A., Account Number 2100716472 and any proceeds thereof; and

                  (c) proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all accounts, books, general intangibles, inventory, investment property, negotiable collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

         To the extent not prohibited by law, each of the Parents hereby grants to Lender a security interest in and security title and hereby assigns, pledges, transfers and conveys to Lender any balance or deposit accounts of such Parent, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by such Parent with Lender, exclusive of any such property in the possession or control of Lender as a fiduciary other than as agent, and Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Guaranteed Obligations, as and when due, except for other indebtedness, obligations and liabilities owing to Lender.

         6. EACH PARENT REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) each Parent shall remain liable under any contracts and agreements relating to the Collateral to the extent set forth therein to perform all of the duties and obligations thereunder to the same extent as if this Guaranty and Security Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release either Parent from any of its duties or obligations under any contracts and agreements relating to the Collateral, and (c) Lender Group


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


shall not have any obligation or liability under any contracts and agreements relating to the Collateral by reason of this Guaranty and Security Agreement, nor shall Lender be obligated to perform any of the obligations or duties of either Parent thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         7. WAIVER. Each of the Parents expressly waives: (a) notice of acceptance of this Guaranty and Security Agreement and of all extensions or renewals of credit or other financial accommodations to Borrowers, or any of them; (b) presentment and demand for payment of any of the Guaranteed Obligations; (c) protest and notice of dishonor or of default to the Parents or to any other party with respect to any of the Guaranteed Obligations or with respect to any security therefor; (d) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Guaranteed Obligations or with respect to any party primarily or secondarily liable for the payment of Guaranteed Obligations to Lender; (e) the fact that any security for the Guaranteed Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (f) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Guaranteed Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Guaranteed Obligations or any lack of commercial reasonableness, except to the extent required by applicable law, in dealing with any security for the Guaranteed Obligations; (g) any duty or obligation on the part of Lender to ascertain the extent or nature of any security for the Guaranteed Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Guaranteed Obligations, or to take any steps or actions to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (h) all benefits and defenses it may have under California Civil Code Sections 2845, 2849 and 2850 or any similar laws of Georgia or any other jurisdiction with respect to its obligations under this guaranty, including any duty or obligation of Lender to proceed to collect the Guaranteed Obligations from, or to commence an action against, Borrowers, or any of them, any other guarantor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrowers, or any of them, or any other person, or pursue any other rights or remedy for the undersigned's benefit, despite any notice or request of the Parents to do so; (i) any rights of the Parents pursuant to Official Code of Georgia Section 10-7-24 or any similar or subsequent law; (j) the right to assert any of the benefits under any statute providing appraisal or other rights which may reduce or prohibit any deficiency judgments in any foreclosure or other action; (k) all other notices to which the Parents might otherwise be entitled; and (l) demand for payment under this Guaranty and Security Agreement. Each of the Parents hereby expressly waives, for Lender's benefit and the benefit of Borrowers, or any of them, and any other guarantor, maker or endorser of the Guaranteed Obligations, until the termination of this Guaranty and Security Agreement and the full payment of the Guaranteed Obligations any and all claims or actions against Borrowers, or any of them, any other guarantor, maker or endorser of the Guaranteed Obligations and any and all rights of recourse against any property or assets of Borrowers, or any of them, any other guarantor, maker or endorser of the Guaranteed Obligations (including, without limitation, any security for the Guaranteed Obligations) arising out of or related to any payment made by the Parents under this Guaranty and Security Agreement, including, without limitation, any claim of the Parents for subrogation, reimbursement, exoneration or indemnity that the Parents may have against Borrowers, or any of them, or any other guarantor, maker or endorser of the Guaranteed Obligations and any benefit of, and any other right to participate in, any security for the Guaranteed Obligations or any guaranty of the Guaranteed Obligations now or hereafter held by Lender.

         8. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Parent hereby represents, warrants and covenants as follows:

                  (a) The exact legal name of such Parent is set forth in the introductory paragraph of this Guaranty and Security Agreement, and such Parent does not conduct as of the date hereof, and, during the five-year period immediately preceding the date hereof, has not conducted, business under any trade name or other fictitious name other than those that may be set forth on
SCHEDULE 1 attached hereto. The Internal Revenue Service taxpayer identification number of each Parent is set forth on SCHEDULE 1.

                  (b) All of the Inventory of each Parent, other than Inventory in transit, is located in the United States at the places specified in
SCHEDULE 2 attached hereto. The chief place of business and chief executive office of each Parent is at the address set forth on SCHEDULE 2. The offices where each Parent keeps records concerning its Collateral are located at the addresses specified in SCHEDULE 2 attached hereto. None of the Collateral of either Parent is evidenced by a promissory note or other instrument, other than a note or other


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instrument which has been delivered to Lender.  Each Parent covenants and agrees that it will not (i) maintain Collateral at any location other than those listed on SCHEDULE 2 or in transit between such locations, (ii) otherwise change or add to any of such locations, or (iii) change the location of its principal place of business or chief executive office from the locations identified as such on
SCHEDULE 2, unless it gives Lender at least twenty (20) days' prior written notice thereof and executes any and all financing statements and other documents that Lender reasonably requests in connection therewith.

                  (c) SCHEDULE 3 attached hereto sets forth a true, complete and correct list of (i) all leases for real property on which Inventory of such Parent is stored (together with the name and mailing address of each lessor with respect thereto) and (ii) the name and address of each location at which Inventory of such Parent is stored with a reprocessor, warehouseman or other bailee (together with the name and address of each reprocessor, warehouseman or bailee with respect thereto).

                  (d) As of the date hereof, no Parent owns any real property.

                  (e) This Guaranty and Security Agreement creates a valid security interest in the Collateral of such Parent to the extent a security interest therein can be created under Article 9 of the Uniform Commercial Code (the "CODE"), securing the payment of the Guaranteed Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of Uniform Commercial Code financing statements listing the applicable Parent, as debtor, and Lender, as secured party, with the Secretary of State of the State of California, except for any action necessary to perfect Lender's security interest in any Collateral to the extent a security interest therein is not perfected by the filing of a financing statement under the Code. Upon the making of such filings, Lender shall have a perfected security interest in the Collateral of the applicable Parent to the extent such security interest can be perfected by the filing of a financing statement under the Code.

                  (f) The parties intend that all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

                  (g) At any time upon the request of Lender, such Parent shall execute and deliver to Lender all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority and all other documents that Lender reasonably may request, in form satisfactory to Lender, to perfect and continue perfected the liens of Lender in the Collateral, and in order to fully consummate all of the transactions contemplated by the Loan Agreement and under the other Finance Documents.

                  (h) Each Parent is a corporation duly incorporated or a corporation duly organized and validly existing and in good standing under the laws of the State of California having the power and authority to own its assets and to conduct the business and operations which it conducts or proposes to conduct.

                  (i) Each Parent has full power and authority to enter into and perform this Guaranty and Security Agreement and any other document to be entered into by it pursuant thereto and has taken all necessary corporate or other action to authorize the execution, delivery and performance of each such document.

                  (j) All actions, conditions and things required by all applicable laws and regulations to be taken, fulfilled, obtained or done in order (i) to enable each Parent lawfully to enter into, exercise its rights under and perform and comply with its obligations under this Guaranty and Security Agreement and any other document to be entered into pursuant thereto and (ii) to ensure that those obligations are valid, legally binding and enforceable in accordance with their respective terms.

                  (k) The execution by each Parent of, and the exercise by such Parent of its rights and performance of or compliance with its obligations under this Guaranty and Security Agreement do not and will not (i) violate (A) any law or regulation to which it or any of its assets is subject or (B), to an extent or in a manner which has or could have a material adverse effect on it, any agreement to which it is a party or which is binding on it or its assets or
(ii) conflict with its organizational documents and in particular will not cause any limit on the


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


borrowing or other powers of any of the Parents or the exercise of such powers by its board of directors to be exceeded.

                  (l) The obligations of each Parent under this Guaranty and Security Agreement are legal, valid and binding and enforceable in accordance with their respective terms;

                  (m) Except as disclosed in writing and attached hereto and agreed by Lender prior to the date of this Guaranty and Security Agreement, no Parent is involved or engaged in any litigation, arbitration or administrative proceedings (whether as plaintiff or defendant) which, if adversely determined, would be reasonably likely to have a material adverse effect on the Parents taken as a whole nor, to the best of its knowledge is any such litigation, arbitration or administrative proceedings threatened, nor are there any circumstances likely to give rise to any such litigation, arbitration or proceedings.

                  (n) No Parent is in breach of or default under any agreement or arrangement or any statutory or legal requirement to an extent or in a manner which has or could reasonably be expected to have a material adverse effect on the Parents taken as a whole and no Event of Default has occurred and is continuing.

                  (o) No encumbrance exists over the present or future assets of any Parent except for encumbrances permitted in Section 8(jj)(vii).

                  (p) The execution by each Parent of each of this Guaranty and Security Agreement and the exercise by each such Parent of its rights and performance of or compliance with its obligations thereunder will not result in the existence of or oblige any Parent to create any encumbrance over all or any of its present or future assets except for encumbrances permitted herein.

                  (q) The financial statements of each Parent were prepared in accordance with GAAP and give a true and fair view of the financial condition of the Parents at the date as of which they were prepared and the results of the Parent's business and operations during the financial year then ended and disclose or reserve against all liabilities (contingent or otherwise) of each Parent as at that date and all unrealized or anticipated losses from any commitment entered into by each member of the Group and which existed on that date.

                  (r) No Parent has any indebtedness except for indebtedness permitted herein and indebtedness as of the date hereof disclosed in such Parent's most recent 10-K filed with the Securities and Exchange Commission for the most recent Financial Year and the 10-Qs and 8-Ks filed with the Securities and Exchange Commission for the most recent Financial Year, copies of which has been provided to Lender.

                  (s) Each Parent is in compliance in all material respects with applicable Environmental Laws and no condition exists or act or event has occurred which could give rise to any material breach of, or any material liability of any kind under, any Environmental Laws.

                  (t) Each Parent is in possession of all Environmental Authorizations required for the conduct of its business or operations (or any part thereof) and no Parent has breached any of the terms or conditions of any such Environmental Authorization, except where any failure to possess any such Environmental Authorization or any breach thereof could not reasonably be expected to have a material adverse effect on the Parents taken as a whole.

                  (u) No Parent has received any summons, complaint, order or similar written notice that it is not in compliance with, or any public authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other person as a result of a potential or actual discharge of a Hazardous Substance; and

                  (v) No Parent has received notice that its present or past operations is the subject of any investigation by any public authority evaluating whether any remedial action is needed to respond to a potential or actual discharge of a Hazardous Substance.


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                  (w)      To the knowledge of the Parents, upon due inquiry, no
Hazardous Substance has at any time been used, disposed of, generated, stored, transported, dumped, released, deposited, buried, discharged or emitted at, on, from or under any premises owned, leased, occupied or controlled by any Parent.

                  (x) No Parent has entered into any negotiations or settlement agreements with any person (including, without limitation, any prior owner of its property) imposing material obligations or liabilities on it with respect to any remedial action in response to the potential or actual discharge of a Hazardous Substance or environmentally related claim;

                  (y) Each Parent has filed all tax returns and other reports required to be filed and has paid all taxes due and payable by it (save where the same are being contested in good faith and by appropriate proceedings and where adequate reserves are being maintained with respect thereto) and no material claims are being asserted with respect to taxes save for normal assessments.

                  (z) There has been no material adverse change in the financial condition of any Parent since the date to which the most recent financial statements delivered to Lender were made up nor in the consolidated financial condition, business, assets or operations of the Parents since that date.

                  (aa) All information provided by any Parent to Lender from time to time in connection herewith was true and correct in all material respects as at its date or as at the date it was provided and did not at that date omit anything material and no adverse change has occurred since such date which renders any such information misleading in a material respect; in addition full disclosure has been made to Lender prior to the date hereof of all other facts in relation to the assets of the Parents as are material and ought properly to be made known to any person proposing to advance moneys or make facilities available to the Parents and to enable a true and correct view of such assets to be obtained and all expressions of expectation, intention, belief and opinion contained therein were correct in all material respects and honestly made on reasonable grounds after due and careful enquiry.

                  (bb) No Parent has done or omitted to do or suffered anything to be done or not to be done which has or might render any policies of insurance taken out by it void or voidable and, to the best of its knowledge, information and belief, there are no circumstances which would or might give rise to any material claim under any such policies of insurance.

                  (cc) All necessary licenses, consents and authorizations have been obtained by each Parent for the carrying on of its business and operations as the same are currently carried on in all material respects and are in full force and effect and there are no circumstances which indicate that any of such licenses, consents and authorizations are likely to be revoked in whole or in part in the ordinary course of events the effect of which revocation would be likely to have a material adverse effect on any Parent.

                  (dd) No Parent has taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of such Parent's knowledge and belief) threatened against any Parent for its winding-up, dissolution or re-organization (other than for the purposes of a bona fide solvent scheme of reconstruction or amalgamation previously approved in writing by Lender) or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets.

                  (ee) The Parents shall maintain, at all times, books, records and accounts which are complete and correct in all material respects and in relation to which timely entries are made of their transactions in accordance with GAAP. The Parents shall, by means of appropriate entries, reflect in such accounts and in all financial statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of any property or asset and bad debts, all in accordance with GAAP.

                  (ff) The Parents shall without notice following the occurrence of a Default which is continuing, or otherwise upon receiving not less than forty-eight (48) hours' notice from Lender at any reasonable time and by arrangement with the relevant Parent, permit and procure that each Parent permits Lender or any person authorized by Lender to have access to its premises and accounting records and to make extracts from and take copies of its accounting records and to discuss any matter with any of its personnel and officers and make such inquiries as Lender may reasonably require from time to time, the reasonable costs and expenses properly incurred thereby to be for the account of the relevant Parent.

                  (gg)     [Intentionally omitted].

                  (hh) Each of the Parents shall deliver to Lender in sufficient copies for Lender:

                           (i)      as soon as the same become available, but in
any event within 100 days after the end of each Financial Year, its financial statements for such Financial Year together with the audited accounts of each Parent for such Financial Year;

                           (ii)     as soon as the same become available, but in
any event within 45 days of the end of each Management Accounting Period, its Management Accounts as at the end of and for that Management Accounting Period, and a consolidation of those Management Accounts showing the financial position for the Financial Year to date;

                           (iii)    together with the delivery of the Management
Accounts, a compliance certificate duly signed by one of its directors and its chief financial or accounting officer confirming that, at all times during the relevant Management Accounting Period, all the financial covenants set out herein have been fully complied with;

                           (iv)     at the same time as sent to its shareholders
or creditors generally, any circular, document or other written information sent to its shareholders or creditors as such; and

                           (v)      from time to time on the  request of Lender,
such information about the business, operations and financial condition of each Parent as Lender may reasonably require.

                  (ii)     Each Parent shall ensure that:

                           (i)      each set of financial  statements  delivered
by it is prepared using the same accounting principles and policies as were used in the preparation of its original financial statements delivered to Lender and gives a true and fair view of the financial condition of the relevant Parent and of the result of its business and operations during such period;

                           (ii)     each set of financial  statements  delivered
by it to Lender pursuant to (gg)(i) above has been audited by its Auditors and each set of Management Accounts delivered by it has been certified as being correct by the relevant Parent, acting through its chief financial or accounting officer, subject to normal year-end adjustments.

                  (jj)     Each Parent undertakes that:

                           (i)      it will obtain, comply with the terms of and
do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required by all applicable laws and regulations to enable it lawfully to enter into, perform and comply with its obligations hereunder or any document to be entered into pursuant hereto or to ensure the legality, validity, enforceability or admissibility in evidence of such documents and, if different, its jurisdiction of incorporation and any jurisdiction in which any of its assets may be situated;

                           (ii)     it will  maintain  policies of  insurance on
and in relation to its business and assets with financially sound and reputable insurers acceptable to Lender against such risks and to such extent as is usual for companies carrying on a business such as that carried on by each Parent whose practice is not to self insure;

                           (iii)    it will comply in all material respects with
all  applicable  laws  and  regulations  including,   without  limitation,   any
applicable Environmental Laws;

                           (iv)     it has the right to conduct its business and
operations as they are conducted in all applicable jurisdictions and will do all things necessary (including compliance with all terms and conditions of any licenses and consents) to obtain, preserve and keep in full force and effect all rights, licenses and authorizations (including, without limitation, all Environmental Authorizations) and consents as are necessary for the conduct of such business and operations;

                           (v)      it  will   duly  and   punctually   pay  and
discharge (A) all taxes imposed upon it or its properties (save where the same are being contested in good faith and by appropriate proceedings and where adequate reserves are being maintained with respect thereto) and (B) all lawful claims which, if unpaid, would by law become encumbrances upon any of the Collateral;

                           (vi)     it will  promptly  notify  Lender in writing
(in reasonable detail and setting out the action that is proposed to be taken in relation to it) of the occurrence of any Default and, as soon as reasonably practicable following receipt of a written request to that effect from Lender, confirm to Lender that, save as previously notified to Lender or as notified in such confirmation, no Default has occurred.

                           (vii)    it will not,  without  the prior  consent of
Lender, create, agree to create or permit to subsist any encumbrance on or over its respective assets to secure any indebtedness of any person other than the following:

                                    (A)      any  encumbrance  on  or  over  the
                  assets of any Parent subsisting at the date of this Guaranty and Security Agreement and agreed to by Lender (including the security in favor of GMAC as specified or referred to in the Intercreditor Agreement and the security interest of T.R. Winston & Company, as agent, in the Subordinated Collateral (as defined in that certain Intercreditor Agreement dated December 14, 2004, among GMAC, the Lender, T.R. Winston & Company, as agent for itself and the Debenture Holders (as defined therein), and TAG), provided that, except with the prior consent of Lender, the principal, capital or nominal amount secured by any such encumbrance may not be increased beyond the maximum amount which may be secured by the relevant encumbrance at the date hereof;

                                    (B)      liens  arising  solely by operation
                  of law incurred in the ordinary course of business and not in connection with the borrowing of money, for sums not yet overdue;

                                    (C)      encumbrances  arising  out of title
                  retention provisions in a supplier's standard conditions of supply (any such standard conditions to have been approved by Lender) in respect of goods acquired by the relevant person in the ordinary course of trading; and

                                    (D)      any other  encumbrance  created  or
                  outstanding with the prior written consent of Lender.

                           (viii)   without the prior  consent of Lender  (which
may be subject to, inter alia, the application of all proceeds of a disposal towards prepayment of the Obligations in such manner as Lender may reasonably require), it will not (whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time), sell, transfer, assign, lease out, lend or otherwise dispose of (whether outright, by a sale and repurchase or sale and leaseback arrangement or otherwise) any part of its assets (other than any sale of goods or services in the ordinary course of its business) having an aggregate value in excess of $1,000,000 in any one Financial Year.

                           (ix)     it  will   not   incur   or   maintain   any
indebtedness other than:

                                    (A)      indebtedness guaranteed hereunder;

                                    (B)      the guarantee by the Parents of the

                  indebtedness under the Facility Agreement and the Facility Documents (as defined in the Facility Agreement);

                                    (C)      suppliers'  credit  extended in the
                  ordinary course of trading and on arms' length terms;

                                    (D)      indebtedness between members of the
                  Group as disclosed to and permitted by Lender;

                                    (E)      loans  from its major  shareholders
                  (provided  that  all  such  loans  are   subordinated  to  the
                  guaranteed indebtedness hereunder;

                                    (F)      indebtedness  to GMAC as  specified
                  or referred to in the Intercreditor Agreement;

                                    (G)      indebtedness    of   TAG   to   the
                  Debenture Holders in an aggregate principal amount outstanding not to exceed the sum of $10,000,000 at any time; and

                                    (H)      loans by the Parents,  or either of
                  them, to any other person not in excess of $1,000,000 in the aggregate at any given time.

                           (x)      it will not make any loans, grant any credit
(save in the ordinary course of trading) or give any guarantee to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person (save as required hereunder) in excess of US$1 million in aggregate.

                           (xi)     it will  ensure  that  there is no  material
change in the nature of its business or operations or the business or operations of the Group taken as a whole (whether by a single transaction or a number of related or unrelated transactions, whether at one time or over a period of time and whether by disposal, acquisition or otherwise).

                           (xii)    it will not,  without the prior  approval of
Lender, change, and will procure that no other member of the Group changes, its accounting reference date.

                           (xiii)   save with Lender's prior written consent, it
will not, directly or indirectly, organize or acquire any Subsidiary (other than those in existence as at the date hereof and which have been advised to Lender in writing).

                           (xiv)    save with Lender's prior written consent, it
will not make any acquisitions of a capital asset, enter into any finance lease or any other capital asset commitment, or otherwise make any capital expenditure involving payments in excess of $5,000,000 in the aggregate in any Financial Year, other than any budgeted capital expenditure which has been approved by Lender.

                           (xv)     Unless  Lender  shall  be  satisfied  in its
reasonable determination of the compliance and anticipated continued compliance with all financial ratios set out herein, it will not pay, make or declare any dividend or other distribution nor repay or permit to be repaid any unsecured loan stock or other subordinated indebtedness.

                           (xvi)    it will not make any  change in its  capital
structure or its jurisdiction of formation save where made with the prior consent of Lender, not to be unreasonably withheld or delayed.

Each of the representations and warranties set forth herein will be correct and complied with on the date hereof and will also be correct and complied with each date on which a Letter of Credit is issued or requested to be issued as if repeated then by reference to the then existing circumstances. The undertakings herein shall remain in force from the date hereof and so long as any amount is outstanding hereunder.

         9.       FURTHER ASSURANCES.

                  (a) Each Parent agrees that from time to time, at its own expense, such Parent will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, each Parent shall upon Lender's request, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

                  (b) Each Parent hereby authorizes Lender and appoints Lender its attorney-in-fact to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without its signature where permitted by law. A photocopy or other reproduction of this Guaranty and Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         10. CONSIDERATION. Each of the Parents expressly represents and acknowledges that any loans or other financial accommodations by Lender to Borrowers, or any of them, are and will be to the direct interest and advantage of such Parent.

         11. AGENT APPOINTED ATTORNEY-IN-FACT. Each Parent hereby irrevocably makes, constitutes and appoints Lender, and its successors or assigns, as its attorney-in-fact, with full authority in the place and stead of such Parent and in the name of such Parent or otherwise, at such time as an Event of Default has occurred and is continuing under the Loan Agreement, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Guaranty and Security Agreement, including, without limitation:

                  (a)      to  ask,   demand,   collect,   sue   for,   recover,
compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral of such Parent;

                  (b) to receive and open all mail addressed to such Parent and to notify postal authorities to change the address for the delivery of mail to such Parent to that of Lender;

                  (c) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral of such Parent or otherwise to enforce the rights of Lender with respect to any of the Collateral of such Parent;

                  (d)      make,   settle  and  adjust  all  claims  under  such
Parent's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and

                  (e) to use any labels, patents, trademarks, trade names, URLs, domain names, industrial designs, copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral of such Parent.

         12. NO WAIVER BY LENDER. No delay or failure on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. For purposes of this Guaranty and Security Agreement, the term "Guaranteed Obligations" shall include all obligations arising under the Loan Agreement and the other Finance Documents, notwithstanding any right or power of Borrowers, or any of them, or anyone else to assert any claim or defense as to the invalidity or unenforceability thereof, and no such claim or defense shall impair or affect the obligations and liabilities of the Parents hereunder. Without limiting the generality of the foregoing, this Guaranty and Security Agreement covers all Guaranteed Obligations purporting to be made on behalf of such Borrowers by any officer or agent of the same, without regard to the actual authority of such officer or agent.

         13. REMEDIES. Upon the occurrence and during the continuance of an Event of Default:

                  (a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Finance Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code in effect in the State of Georgia from time to time or any other applicable jurisdiction. Without limiting the generality of the foregoing, each Parent expressly agrees that in any such event Lender without demand for performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale or as expressly required by the Loan Agreement) to or upon such Parent or any other person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may take immediate possession of the Collateral and
(i) require such Parent to, and such Parent hereby agrees that it will at its own expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at one or more locations where such Parent regularly maintains Inventory and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Each Parent agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days' notice to such Parent of the time and place of any public sale or the time after which any private sale is to be made shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Uniform Commercial Code, as in effect from time to time in any applicable jurisdiction. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Lender is hereby granted a license or other right to use, without charge, such Parent's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by such Parent or with respect to which such Parent has rights under license, sublicense or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and such Parent's rights under all licenses and all franchise agreements shall inure to the benefit of Lender.

                  (b) Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as Collateral for, and/or then or at any time thereafter be applied in whole or in part by Lender against, all or any part of the Guaranteed Obligations in such order as may be set forth in the Loan Agreement. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Guaranteed Obligations shall be delivered to either Parent.

                  (c) Each Parent hereby acknowledges that the Guaranteed Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Lender shall have the right to an immediate writ of possession without notice of a hearing. Lender shall have the right to the appointment of a receiver for the properties and assets of such Parent, and such Parent hereby consents to such rights and such appointment and hereby waives any objection such Parent may have thereto or the right to have a bond or other security posted by Lender in connection therewith.

         14. REMEDIES CUMULATIVE. Each right, power, and remedy of Lender as provided for in this Guaranty and Security Agreement or in the other Finance Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Guaranty and Security Agreement or in the other Finance Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.

         15. APPLICATION OF PAYMENTS. Any amount received by Lender from whatever source and applied by it toward the payment of the Guaranteed Obligations shall be applied in such order of application as Lender may from time to time elect.

         16.      INDEMNITY AND EXPENSES.

                  (a) Each Parent agrees upon demand to pay to Lender the amount of any and all reasonable expenses, including, without limitation, the fees and expenses of its counsel incurred and of any experts and agents, which Lender may incur in connection with (i) the administration of this Guaranty and Security Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Guaranty and Security Agreement and the other Finance Documents, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by either Parent to perform or observe any of the provisions hereof.

                  (b) Each Parent agrees to indemnify Lender from and against all claims, lawsuits and liabilities (including reasonable attorneys' fees actually incurred) growing out of or resulting from this Guaranty and Security Agreement (including, without limitation, enforcement of this Guaranty and Security Agreement) or any other Finance Document to which such Parent is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.

         17. POSSESSION UNTIL DEFAULT. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Guaranty and Security Agreement, the Loan Agreement or other Finance Documents, each Parent shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its business, subject to and upon the terms hereof and of the Loan Agreement and other Finance Documents.

         18. AMENDMENTS; ETC. No waiver of any provision of this Guaranty and Security Agreement, and no consent to any departure by the Parents herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Guaranty and Security Agreement shall be effective unless the same shall be in writing and signed by Lender and the Parents.

         19. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in the form and manner prescribed for notices in the Loan Agreement at the address for the Parents set forth on
Schedule 2 hereto and at the at Lender's address specified in the Loan Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

         20.      CONTINUING   SECURITY   INTEREST:   ASSIGNMENTS   UNDER   LOAN
AGREEMENT. This Guaranty and Security Agreement shall create a continuing security interest in the Collateral and shall (i) terminate only when the Guaranteed Obligations (other than those Guaranteed Obligations which may survive termination of the Loan Agreement as provided for therein) have been paid in full and the Loan Agreement shall have been terminated, (ii) be binding upon the Parents, their successors and assigns and (iii) inure to the benefit of, and be enforceable by, Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement (including, without limitation, all, or any ratable part, of the Guaranteed Obligations) and the other rights and obligations of Lender under the Loan Agreement and the other Finance Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. Upon the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and Security Agreement and the expiration or termination of the Loan Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Parent. No transfer or renewal, extension, assignment or termination of this Guaranty and Security Agreement or of the Loan Agreement, any other Finance Document or any other instrument or document executed and delivered by the Parents to Lender nor any additional extension of credit by Lender to the Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Parents by Lender, nor any other act of Lender shall release the Parents, or either of them, from any obligation, except a release or discharge executed in writing by Lender with respect to such obligation or payment of such obligation or upon full satisfaction of all the Guaranteed Obligations. Lender shall not by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder, unless such waiver is in writing and signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Lender would otherwise have had on any other occasion.

         21. SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL UNDERTAKING. This Guaranty and Security Agreement shall bind and inure to the benefit of Lender, its successors and assigns, and likewise shall bind and inure to the benefit of the Parents, their heirs, executors, administrators, successors and assigns. If more than one person shall execute this Guaranty and Security Agreement or a similar, contemporaneous guaranty, the term "undersigned" shall mean, as used herein, all parties executing this Guaranty and Security Agreement and such similar guaranties and all such parties shall be liable, jointly and severally, one with the other with Borrowers, or any of them, for each of the undertakings, agreements, obligations, covenants and liabilities provided for herein with respect to the Parents. This Guaranty and Security Agreement contains the entire agreement and there is no understanding that any other person shall execute this or a similar guaranty. Furthermore, no course of dealing between the parties, no usage of trade, and no parol or extrinsic evidence shall be used to supplement or modify any terms of this Guaranty and Security Agreement; nor are there any conditions to the complete effectiveness of this Guaranty and Security Agreement.

         22.      GOVERNING  LAW;  SEVERABILITY.   This  Guaranty  and  Security
Agreement shall be deemed accepted by Lender in the State of Georgia. The parties agree that this Guaranty and Security Agreement shall be deemed, made, delivered, performed and accepted by Lender in the State of Georgia and shall be governed by the laws of the State of Georgia. Wherever possible each provision of this Guaranty and Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty and Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty and Security Agreement.

         23. JURISDICTION. Each of the Parents (a) submits to personal jurisdiction in the State of New York, the courts thereof and any United States District Court sitting therein, for the enforcement of this Guaranty and Security Agreement, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of New York for the purpose of litigation to enforce this Guaranty and Security Agreement,
(c) agrees that service of process may be made upon the Parents by first class mail, postage prepaid, addressed to either Parent at the latest address of either Parent known to Lender (or at such other address as the Parents may specify for such purpose by notice to Lender) and (d) to the extent permitted by law, waives trial by jury in any action or proceeding with respect hereto. Nothing herein contained, however, shall prevent Lender from bringing any action or exercising any rights against any security and against Borrowers, or any of
them,   and  against  any  assets  of  Borrower,   within  any  other  state  or
jurisdiction.

         24. COLLECTION COSTS. Each of the Parents agrees, in the event that this Guaranty and Security Agreement is enforced or collected by law or through an attorney at law, to pay all costs of collection actually incurred by Lender, including, without limitation, attorneys' fees actually incurred.

         25. VOIDED PAYMENTS. Notwithstanding anything herein to the contrary, to the extent that any of the Parents makes any payment on the Guaranteed Obligations which, within twelve (12) months of the date of such payment, is subsequently invalidated, declared to be fraudulent, avoidable or preferential, set aside or is required to be repaid to a trustee, receiver, the estate of such undersigned or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a "VOIDED PAYMENT"), then to the extent of such Voided Payment that portion of the Guaranteed Obligations which had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is sought to be recovered from Lender, an "Event of Default" under the Loan Agreement shall be deemed to have occurred and to be continuing from the date of such recovery from Lender of such Voided Payment until the full amount of such Voided Payment is fully and finally restored to Lender and until such time the provisions of this Guaranty and Security Agreement, and the guaranty provided herein, shall be in full force and effect.

         26. PAYMENTS. All payments made by any Parent hereunder will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "TAXES"). If any Taxes are so levied or imposed, each Parent agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Guaranty and Security Agreement or under any note, including any amount paid pursuant to this Section 265 after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; PROVIDED, HOWEVER, that Parents shall not be required to increase any such amounts payable to Lender if the increase in such amount payable results from Lender's own willful misconduct or gross negligence. Parents will furnish to Lender as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Parents.

         27.      ADDITIONAL WAIVERS.

                  (a) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY AND SECURITY AGREEMENT, EACH OF THE PARENTS HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2787 THROUGH AND INCLUDING SECTION 2855, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF GEORGIA OR ANY OTHER JURISDICTION.

                  (b) Without waiving the generality of any other waiver or other provision set forth in this Guaranty and Security Agreement, each of the Parents also agrees to the following waivers:

                           (i)      each of the  Parents  agrees  that  Lender's
right to enforce this Guaranty and Security Agreement is absolute and is not contingent upon the genuineness, validity or enforceability of the Loan Agreement or any of the Security Documents. Each of the Parents waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws of Georgia or any other jurisdiction and agrees that Lender's rights under this Guaranty and Security Agreement shall be enforceable even if no Borrower had any liability at the time of execution of the Loan Agreement or any of the other Finance Documents or later ceases to be liable;

                           (ii)     each of the Parents  waives all benefits and
defenses it may have under California Civil Code Section 2809 or any similar laws of Georgia or any other jurisdiction with respect to its obligations under this Guaranty and Security Agreement and agrees that Lender's rights under the Loan Agreement and the other Finance Documents will remain enforceable even if the amount secured by the Security Documents is larger in amount and more burdensome than that for which Borrowers are responsible; and

                           (iii)    each of the  Parents  agrees that Lender may
exercise its rights under this Guaranty and Security Agreement without taking any action against any Borrower, any other guarantor of any Borrower's obligations under the Loan Agreement or any of the other Finance Documents, any pledgor of collateral for any person's obligations to Lender or any other person in connection with the Obligations, and without proceeding against or exhausting any security or collateral Lender holds.

                  (c) Each of the Parents waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Lender's rights of subrogation and reimbursement against Borrowers or the Parents, or any of them, by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise. Each of the Parents waives all rights and defenses that the Parents to the extent the Guaranteed Obligations may be secured by real property. This means, among other things: (i) Lender may collect from the

Parents without first foreclosing on any real or personal property collateral pledged by any other obligor; (ii) If Lender forecloses on any real property collateral pledged by any other obligors: (A) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) Lender may collect from the Parents even if Lender, by foreclosing on the real property collateral, has destroyed any right the Parents may have to collect from the other obligors. This is an unconditional and irrevocable waiver of any rights and defenses the Parents may have because the Guaranteed Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

                  (d) The paragraphs in this Guaranty and Security Agreement which refer to certain sections of the California Civil Code and the California Code of Civil Procedure are included in this Guaranty and Security Agreement solely out of an abundance of caution and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty and Security Agreement.

         28. LENDER'S DUTIES. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Lender accords its own property. If either Parent fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by such Parent and the Borrowers as part of the Guaranteed Obligations.

         29. BLOCKED ACCOUNT AGREEMENT. All amounts which shall be deposited into the deposit account described in Section 5(b) (the "Blocked Account") hereof shall be under the dominion and control of TAG unless and until the occurrence and continuance of an Event of Default, whereupon amounts deposited in such Blocked Account shall immediately be under the dominion and exclusive control of Lender pursuant to the terms of the applicable blocked account agreement, and as provided in the applicable blocked account agreement, TAG shall have no right to withdraw such amounts thereafter without the consent of Lender.

         30. LANDLORD AGREEMENTS. Each Parent agrees that it shall not renew (nor permit any automatic renewal of) any existing lease, or enter into any new lease, for real property unless prior to executing or effecting such renewal or proposed lease such Parent shall have delivered to Lender evidence that such lessor shall execute and deliver to Lender a collateral access and landlord subordination agreement in form and substance reasonably satisfactory to Lender.

         31. QUARTERLY FIELD AUDITS: Lender shall be entitled to conduct a quarterly field audit of the books and accounting records of any of the Parents, such field audits to be conducted at any time within the fourteen (14) day period following the end of each calendar quarter (namely 31st March, 30th June, 30th September and 31st December). Each of the Parents shall permit Lender or any person authorized by Lender to have access to its premises and accounting records and to make extracts from and take copies of its accounting records and to discuss any matter with any of its personnel and officers and make such inquiries as Lender may reasonably require from time to time, the reasonable costs and expenses properly incurred thereby to be for the account of the relevant Parent, provided that such costs and expenses in respect of each quarterly field audit conducted by Lender shall not exceed $750 per person per day plus any out-of-pocket costs and expenses.

         32.      MISCELLANEOUS.

                  (a) This Guaranty and Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Guaranty and Security

Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this Guaranty and Security Agreement.

                  (b) The paragraph titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

                  (c) Time is of the essence of this Guaranty and Security Agreement.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the Parents has executed this Guaranty and Security Agreement under seal, as of December 31, 2004.


                                            "GUARANTORS"

Signed and delivered                         TARRANT APPAREL GROUP
in the presence of:

                                             By: /S/ CORAZON REYES
                                                --------------------------------
                                             Name:   CORAZON REYES
                                             Title:  CHIEF FINANCIAL OFFICER

                                             Address:


Notary Public
             ----------------------------------

My Commission Expires:
                      -------------------------



         [NOTARY SEAL]


Signed and delivered                         FASHION RESOURCE (TCL), INC.
in the presence of:
                                             By: /S/ CORAZON REYES
                                                --------------------------------
                                             Name:   CORAZON REYES
                                             Title:  CHIEF FINANCIAL OFFICER

                                             Address:

Notary Public
             ----------------------------------

My Commission Expires:
                      -------------------------



         [NOTARY SEAL]


Accepted and agreed:

UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION

By:  /S/ JOHN P. HOLLOWAY
    -------------------------------------------
Name:  JOHN P. HOLLOWAY
Title: DIRECTOR OF PORTFOLIO MANAGEMENT

                                   SCHEDULE 1

                            NAME AND FEIN FOR PARENTS


NAME                                         FEIN
----------------------------                 ----------
Tarrant Apparel Group                        95-4181026
Fashion Resource (TCL), Inc.                 95-4784981

                                   SCHEDULE 2

                CHIEF EXECUTIVE OFFICES, RECORDS LOCATIONS


CHIEF EXECUTIVE OFFICES, RECORDS LOCATION:
------------------------------------------
3151 E. Washington Boulevard
Los Angeles, California 90023

INVENTORY LOCATIONS:
------------------------------------------
Please see Schedule 3

                                   SCHEDULE 3

               LEASES OF REAL PROPERTY; INVENTORY LOCATIONS


LEASED REAL PROPERTY:
---------------------

Lease, dated as of January 1, 1994, by and between GET, a California corporation, as Lessor and Fashion Resource, Inc. (now known as Tarrant Apparel Group), as Lessee. The premises are located at 3151 E. Washington Boulevard, Los Angeles, California 90023. Contact: Gerard Guez, as President of Lessor, 3151 E. Washington Boulevard, Los Angeles, California 90023.

INVENTORY LOCATIONS:
--------------------

3151 E. Washington Boulevard
Los Angeles, California 90023

ITC Warehouse
309 Nafta Blvd.
Laredo, TX 78045

FARO Services, Inc./FARO Logistics Solutions, Inc.
3275 Alum Creek Drive
Columbus, OH 43207

Vista Industrial Package, Inc.
4311 Janitorial Road, Suite 100
Columbus, OH 43228

UPS - New Jersey
1000 Port Carteret Dr.
Carteret, NJ 07008

UPS - Columbus
2250 Spiegel Drive #F
Groveport, OH 43125

ADI Pacific
12450 Philadelphia Ave.
Mira Loma, CA 91752

Transgroup
13200 SOurth Broadway
Los Angeles, CA 90061

FMI NJ
800 Federal Blvd.
Carteret, NJ 07008